UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 5.02(c) regarding the appointment of David M. Mulder as Chief Executive Officer and Director is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Jake P. St. Philip

On March 5, 2009, Biolase Technology, Inc. (the "Company") issued a press release announcing that, effective as of March 5, 2009, Jake P. St. Philip resigned from his position as Chief Executive Officer and resigned as a director of the Company, effective as of the same date.

(c) Appointment of David M. Mulder as Chief Executive Officer and Director

On March 5, 2009, the Company issued a press release announcing that it had appointed David M. Mulder as Chief Executive Officer, effective March 5, 2009, and as Director of the Company, effective as of the same date.

Under the terms of a letter agreement, dated March 4, 2009, amending Mr. Mulder’s Employment Agreement with the Company, dated April 29, 2008 (the "Employment Agreement"), Mr. Mulder was appointed to the position of Chief Executive Officer and appointed as a Director of the Company, with all other terms and conditions of the Employment Agreement remaining the same. Mr. Mulder’s responsibilities will continue to include his service as service as the principal financial officer of the Company for purposes of compliance with the Sarbanes-Oxley Act of 2002, until such time as the Board of Directors of the Company appoints a new principal financial officer.

Prior to joining the Company as Chief Financial Officer in April 2008, Mr. Mulder served for two years as the as the Chief Financial Officer and Chief Operating Officer of American LaFrance, a private equity turn-around company focused on manufacturing emergency vehicles. From 2002 through 2005, he served as the Executive Vice President, Chief Administrative Officer, and Senior Financial Officer of Salton, Inc., a marketer and distributor of household appliances which at the time was a New York Stock Exchange listed company with global revenues of $1.1 billion. Mulder spent six years with Fruit of the Loom, in progressive financial and operational roles, culminating as the head of the European business in 2000. Mulder began his professional career in accounting and consulting with Arthur Anderson, and holds an MBA from Duke University, Fuqua School of Business.

There is no arrangement or understanding pursuant to which Mr. Mulder was selected as Chief Executive Officer, and there are no related party transactions between the Company and Mr. Mulder reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Mulder as Chief Executive Officer and Director is furnished as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated March 5, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

March 5, 2009	By:	David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase Technology, Inc., dated March 5, 2009.